UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2024

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market
Non-Cumulative Perpetual Preferred Stock, Series C, no par value	VLYPN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2024, Valley National Bancorp (the “Company”) announced that Michael Hagedorn will separate from service as Senior Executive Vice President and Chief Financial Officer of the Company effective as of November 30, 2024. Mr. Hagedorn will remain with the Company through such date to facilitate an orderly transition. Mr. Hagedorn’s separation from service is not due to any disagreement between Mr. Hagedorn and the Company, the Board of Directors or management. The Company intends to conduct a search for a new Chief Financial Officer, and both internal and external candidates will be considered. It is expected that Mr. Hagedorn will enter into a separation agreement with the Company at a later date.

Travis Lan, the Company’s current Executive Vice President and Deputy Chief Financial Officer, will assume the duties of interim Chief Financial Officer on the effective date of Mr. Hagedorn’s separation from service.

Mr. Lan, 40, joined the Company in February 2020 as Senior Vice President, Head of Corporate Finance & M&A and, on January 1, 2024, was appointed as Executive Vice President and Deputy Chief Financial Officer. Prior to joining the Company, Mr. Lan served as a Director in the Investment Banking Department of Keefe, Bruyette & Woods, Inc. (“KBW”) from June 2016 to February 2020. Prior to his transition to investment banking in 2016, Mr. Lan spent ten years as an equity research analyst covering community and regional banks for KBW, Stifel Nicolaus, and Ryan Beck & Co.

Mr. Lan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Lan and any other person pursuant to which Mr. Lan was selected as the interim Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY NATIONAL BANCORP

Dated: October 30, 2024

	By:	/s/ Gary G. Michael
Gary G. Michael
Executive Vice President, General Counsel & Corporate Secretary

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